UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 27, 2016 (May 25, 2016)

OneMain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2016, the stockholders of OneMain Holdings, Inc. (formerly Springleaf Holdings, Inc.) (the “Company”) approved the adoption of the OneMain Holdings, Inc. Amended and Restated 2013 Omnibus Incentive Plan (the “Incentive Plan”), which was previously adopted by the Company’s Board of Directors.

A description of the terms and conditions of the Incentive Plan and the amounts payable thereunder was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2016 (the “Definitive Proxy Statement”), under the section entitled “PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED 2013 OMNIBUS INCENTIVE PLAN, INCLUDING THE PERFORMANCE GOALS ESTABLISHED UNDER THE PLAN FOR PURPOSES OF COMPLIANCE WITH SECTION 162(M) OF THE CODE,” beginning on page 43. The summary of the Incentive Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2016 Annual Meeting of Stockholders held on Wednesday, May 25, 2016 (the “2016 Annual Meeting”), stockholders holding 127,429,511 shares of the Company’s common stock, par value $0.01 per share, were present in person or by proxy, representing approximately 95% of the 134,751,118 shares of the Company’s common stock that were issued and outstanding as of March 31, 2016, the record date for the 2016 Annual Meeting.

At the 2016 Annual Meeting, the Company’s stockholders (i) reelected Messrs. Wesley R. Edens and Ronald M. Lott as Class III directors to serve until the 2019 Annual Meeting, and until such director's successor has been elected and qualified, or until such director's earlier death, resignation or removal (the “Director Election Proposal”), (ii) approved the Incentive Plan, including the performance goals established under the Incentive Plan for purposes of compliance with Section 162(m) of the Internal Revenue Code, as amended (the “Incentive Plan Proposal”), and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (the “Ratification of Auditors Proposal”).

Votes cast at the 2016 Annual Meeting were as follows:

	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES
Director Election Proposal:
Wesley R. Edens	93,219,164	31,020,189	—	—	3,190,158
Ronald M. Lott	120,257,590	3,981,763	—	—	3,190,158

Incentive Plan Proposal:	91,228,433	—	32,923,456	87,464	3,190,158

Ratification of Auditors Proposal:	127,257,232	—	99,398	72,881	—

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
10.1	OneMain Holdings, Inc. Amended and Restated 2013 Omnibus Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.
(Registrant)

Date:	May 27, 2016	By:	/s/ Scott T. Parker
Scott T. Parker
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	OneMain Holdings, Inc. Amended and Restated 2013 Omnibus Incentive Plan